UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary,	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously announced, on March 5, 2022, Cornerstone Building Brands, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Camelot Return Intermediate Holdings, LLC (“Parent”), Camelot Return Merger Sub, Inc. (“Merger Sub”) and the Company. Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC (“CD&R”). Upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger. As a result of the Merger, the Company will cease to be a publicly traded company, and investment funds managed by CD&R will become the indirect owner of all of the Company’s outstanding shares of common stock that it does not already own.
The Company is presenting the following selected preliminary unaudited financial information for the two months ended May 28, 2022 and May 29, 2021:

	Two Months Ended (in thousands) (unaudited)
	May 28, 2022	May 29, 2021
Net Sales	$1,121,600	$851,243
Pro Forma Net Sales [1]	1,082,205	834,988
Operating Income	110,726	54,736
Adjusted Operating Income [1,2]	110,077	58,880
Adjusted EBITDA [1,3]	160,157	108,249
Pro Forma Adjusted EBITDA [1]	150,839	106,522

1.Pro Forma Net Sales, Adjusted Operating Income, Adjusted EBITDA and Pro Forma Adjusted EBITDA are non-GAAP measures. Pro Forma measures include the results of Prime Windows for the month ended April 29, 2021 and Cascade Windows and Union Corrugating for the two months ended May 29, 2021 and exclude the results of the insulted metal panels business (IMP) and the roll-up sheet doors business for the two months ended May 29, 2021 and the results of the previously announced and anticipated divestiture of the Company’s metal coil coatings business (“Coaters Divestiture”) for the two months ended May 28, 2022 and May 29, 2021, assuming it is completed.
2.Adjusted Operating Income excludes restructuring and impairment charges, strategic development and acquisition related costs, gain on disposition of business, and other items, net.
3.Adjusted EBITDA is calculated based on the terms contained in the Company’s term loan credit agreement and excludes restructuring and impairment charges, strategic development and acquisition related costs, gain on disposition of business, and other items, net.

The increase in Pro Forma Net Sales and Pro Forma Adjusted EBITDA from the two months ended May 29, 2021 to the two months ended May 28, 2022 is primarily due to price and price/mix over inflation, respectively, with year-over-year growth in Pro Forma Adjusted EBITDA driven by the Windows and Commercial segments.

The below table provides reconciliations of non-GAAP financial measures presented in this Current Report on Form 8-K (the "Form 8-K") to the most directly comparable measures prepared in accordance with generally accepted accounting principles for the two months ended May 28, 2022 and May, 29, 2021.

	Two Months Ended (in thousands) (unaudited)
	May 28, 2022	May 29, 2021
Net Sales	$1,121,600	$851,243
Impact of acquisitions and divestitures [1]	(39,395)	(16,255)
Pro Forma Net Sales	$1,082,205	$834,988

Operating Income (GAAP)	$110,726	$54,736
Restructuring and impairment charges, net	(476)	1,819
Strategic development and acquisition related costs	6,541	2,171
Gain on disposition of business [2]	(7,186)	—
Other, net	472	154
Adjusted Operating Income	$110,077	$58,880

Other income (expense), net	237	205
Depreciation and amortization	46,543	45,961
Share-based compensation expense	3,300	3,203
Adjusted EBITDA	$160,157	$108,249
Adjusted EBITDA as a % of Net Sales	14.3%	12.7%

Impact of acquisitions and divestitures[1]	(9,318)	(1,727)
Pro Forma Adjusted EBITDA	$150,839	$106,522
Pro Forma Adjusted EBITDA as a % of Pro Forma Net Sales	13.9%	12.8%

1.Includes the results of Prime Windows for the month ended April 29, 2021 and Cascade Windows and Union Corrugating for the two months ended May 29, 2021 and excludes the results of IMP and the roll-up sheet doors business for the two months ended May 29, 2021 and the results of the previously announced and anticipated Coaters Divestiture for the two months ended May 28, 2022 and May 29, 2021.
2.Reflects the working capital adjustment associated with the divestiture of the IMP business, which was finalized in the two months ended May 28, 2022.

The financial information for the two months ended May 28, 2022 presented in this Form 8-K is preliminary and subject to completion. As a result, the preliminary financial information for the two months ended May 28, 2022 set forth above reflects the Company’s preliminary estimate with respect to such information based on preliminary unaudited information available to management, and may vary from the Company’s actual financial results as of and for the two months ended May 28, 2022. This preliminary financial information is not a comprehensive statement of the Company’s financial results for this period, and is subject to change pending completion of the Company’s financial closing procedures for the quarter ended July 2, 2022, final adjustments and other developments that may arise prior to the time the Company’s financial results are finalized. This preliminary financial information should not be viewed as a substitute for financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on this preliminary financial information as additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations for this period. The Company’s independent registered public accounting firm has not conducted a review of, and does not express an opinion or any other form of assurance with respect to, this preliminary unaudited financial information. It is possible that the Company or its independent registered public accounting firm may identify items that require them to make adjustments to the preliminary estimates set forth above and those changes could be material. The Company undertakes no obligation, and specifically disclaims any obligation, to update the information presented in this Form 8-K in the future to reflect events and circumstances occurring or existing after the date hereof, except as may be required by law. See “Forward-Looking Statements” in this Form 8-K for additional information regarding factors that could result in differences between the preliminary estimates of certain of our financial results that are presented in this Form 8-K and the actual financial results for this and future periods.

Forward- Looking Statements

Certain statements and information in this Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our ability to achieve potential costs savings and synergies, quality of earnings benefit and other performance expectations. Among the factors that could cause actual results to differ materially include, but are not limited to, the consummation of CD&R’s acquisition of the Company and the proposed sale of the Company’s coil coatings business, including the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the effect of CD&R’s acquisition of the Company and the sale of the coil coatings business on our ability to maintain relationships with customers and other third parties, on management’s attention and other risks and uncertainties that may affect future results; industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the residential, non-residential and repair and remodeling construction industries and markets; commodity price volatility and/or limited availability of raw materials, including steel, polyvinyl chloride (“PVC”) resin, glass, aluminum and natural gas due to supply chain disruptions; our ability to identify and develop relationships with a sufficient number of qualified suppliers and to mitigate risk in the event that a significant supplier experiences a significant production or supply chain interruption; the increasing difficulty of consumers and builders in obtaining credit or financing; an increase in the macroeconomic inflationary environment; our ability to successfully achieve price increases to offset cost increases; our ability to successfully implement operational efficiency initiatives; our ability to successfully integrate our acquired businesses; retention and replacement of key personnel; volatility in the U.S. and international economies and in the credit markets; the severity, duration and spread of the COVID-19 pandemic, the impact of Company and government actions taken in response and the resulting impact on supply chain and labor pressures; macroeconomic uncertainty and market volatility resulting from geopolitical concerns, including Russia’s invasion of Ukraine; the impairment of goodwill and/or intangible assets; our ability to successfully develop new products or improve existing products; enforcement and obsolescence of our intellectual property rights; costs related to compliance with, violations of or liabilities under environmental, health and safety laws; competitive activity and pricing pressure in our industry; our ability to complete and realize the anticipated benefits from strategic acquisitions and dispositions; our ability to fund operations, provide increased working capital necessary to support our strategy and acquisitions using available liquidity; our ability to carry out our restructuring plans and to fully realize the expected cost savings; global climate change, including compliance with new laws or regulations relating thereto; breaches of our information system security measures; damage to our computer infrastructure and software systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation, including stockholder litigation related to the proposed acquisition of the Company by CD&R; compliance with certain laws related to our international business operations; increases in labor costs, labor market pressures, potential labor disputes, union organizing activity and work stoppages at our facilities or the facilities of our suppliers; significant changes in factors and assumptions used to measure certain of our defined benefit plan obligations and the effect of actual investment returns on pension assets; the cost and difficulty associated with integrating and combining acquired businesses and achieving synergies; our ability to compete effectively against competitors with substitutable products; additional costs from new regulations which relate to the utilization or manufacturing of our products or services, including changes in building codes and standards; volatility of the Company’s stock price, substantial governance and other rights held by CD&R; the effect on our common stock price caused by transactions engaged in by CD&R, our directors or executives, our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; our ability to obtain financing on acceptable terms; exchange rate fluctuations; downgrades of our credit ratings and the effect of increased interest rates on our ability to service our debt. See also the “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2022 and the Annual Report for the year ended December 31, 2021 and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company has filed a proxy statement (the “Proxy Statement”) with the SEC, which was first mailed to the Company’s stockholders on May 24, 2022, and the Company and affiliates of CD&R have jointly filed a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). This communication is not a substitute for the Proxy Statement, the Schedule 13e-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. Investors are able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other related documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at https://investors.cornerstonebuildingbrands.com/investor-home/default.aspx.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the Merger, including a description of their respective direct or indirect interests, by security holdings or otherwise, can be found in the Proxy Statement and Schedule 13e-3. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 20, 2021, or in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022, and in other documents filed by the Company with the SEC. You can obtain free copies of these documents from the Company using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Alena S. Brenner
Executive Vice President, General Counsel and Corporate Secretary

Date: June 17, 2022